EXHIBIT 10.1

SECOND ALLONGE TO REVOLVING LINE OF CREDIT NOTE

This Second Allonge to Revolving Line of Credit Note (the “Second Allonge”) made and entered into as of the 4th day of September, 2009 to the Revolving Line of Credit Note dated September 4, 2007, as amended by a First Allonge to Revolving Line of Credit Note dated September 18, 2008 (as amended, the “Note”) in favor of SOVEREIGN BANK, a federal savings bank with a usual office at 1350 Main Street, Springfield, Massachusetts as made by OMEGA FLEX, INC., a Pennsylvania corporation with a usual address of 213 Court Street, Suite 701, Middletown, Connecticut (the “Borrower”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Borrower agrees that the Note is hereby amended as follows:

1.         Terms not otherwise defined in this Second Allonge shall have the same meanings as set forth in the Note.

2.         Paragraph 1.6 is hereby modified by deleting the date of “September 4, 2009” and substituting therefor the date of “September 1, 2010”.

3.         Paragraph 2. entitled: “INTEREST RATE” is hereby deleted in its entirety and replaced with the following new Paragraph 2:

“2. INTEREST RATE: The interest rate payable with respect to the outstanding principal balance hereunder shall be, at the Borrower’s election either:

(i) the LIBOR Rate plus one and three-quarters (1.75%) percent, for successive Interest Periods of 30, 60, or 90 days each, as selected by the Borrower; or

(ii) the Bank’s Base Rate, less one-quarter (0.25%) percent, as such rate changes from time to time.”

4.         Paragraph 4.1 is hereby modified by deleting the date of “September 4, 2009” and substituting therefor the date of “September 1, 2010”.

5.         Paragraph 5.2 is hereby modified by deleting the date of “September 4, 2009” and substituting therefor the date of “September 1, 2010”.

6.         Subsections (a) and (b) of Paragraph 6.1 entitled: “Election of Interest Rate” are hereby deleted in their entirety and replaced with the following new Subsections (a) and (b):

“(a) the LIBOR Rate plus one and three-quarters (1.75%) percent; or
(b) the Bank’s Base Rate less one-quarter (0.25%) percent.”

7.         All references in the Note and all other instruments or documents executed or delivered in connection therewith to the “Note” and “Revolving Line of Credit Note” shall be deemed to mean the Note as amended by this Second Allonge.

8.         As hereby amended, the Note is hereby ratified and confirmed in all respects, and all terms and provisions not amended shall remain in full force and effect.

[END OF ALLONGE EXCEPT FOR SIGNATURE PAGE]

EXECUTED as a sealed instrument as of the day and year first above written.

THE BORROWER,
OMEGA FLEX, INC.

s/ Yolanda C. Hunnicutt	By: s/ Paul J. Kane
Witness	Its Vice President and Chief Financial
Officer – Paul J. Kane